A X A L T A C O A T I N G S Y S T E M S Q4 & FULL YEAR 2016 FINANCIAL RESULTS February 8th, 2017 Exhibit 99.2

AXALTA COATING SYSTEMS Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to 2017 financial projections, including execution on our 2017 goals as well as 2017 net sales, net sales excluding FX, Adjusted EBITDA, interest expense, tax rate, as adjusted, free cash flow, capital expenditures, working capital, depreciation and amortization, diluted shares outstanding, cost savings, contributions from acquisitions, and related assumptions. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward- looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control including, but not limited to, the risks and uncertainties described in "Non-GAAP Financial Measures," and "Forward-Looking Statements" as well as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2015 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA consists of EBITDA adjusted for (i) non-operating income or expense, (ii) the impact of certain non-cash, nonrecurring or other items that are included in net income and EBITDA that we do not consider indicative of our ongoing performance and (iii) certain unusual or nonrecurring items impacting results in a particular period. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Our use of the terms net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt may differ from that of others in our industry. Net sales excluding FX, EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for non-GAAP estimates for net sales excluding FX, EBITDA, Adjusted EBITDA, Free Cash Flow or tax rate, as adjusted, as-reported on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. We cannot estimate or project those items and they may have a substantial and unpredictable impact on our US GAAP results. Segment Financial Measures The primary measure of segment operating performance is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts and prior year financial results, providing a measure that management believes reflects Axalta’s core operating performance. As we do not measure segment operating performance based on Net Income, a reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not available. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission. 2 Legal Notices

AXALTA COATING SYSTEMS Q4 & Full Year 2016 Highlights  Q4 financial results  Net sales of $1,029.4 million – volume and price up 5.6% YoY, offset by 3.0% negative FX translation impact  Net loss attributable to Axalta of $36.5 million; Adjusted net income attributable to Axalta of $68.6 million  Adjusted EBITDA of $226.5 million increased from $212.8 million in Q4 2015  FY 2016 financial results  Net sales of $4,073.5 million – volume and price up 4.3% YoY, offset by 4.6% negative FX translation impact  Net income attributable to Axalta of $41.8 million; Adjusted net income attributable to Axalta of $269.4 million  Adjusted EBITDA of $907.1 million increased from $867.2 million in 2015  Operating & innovation progress highlights  New products including Nap-Guard for pipe coating and Voltaprem impregnating resins for EIS  Productivity improvement initiatives on track as planned  Balance sheet & cash flow progress  2016 cash from operations of $559.3 million versus $409.8 million in 2015  Refinancing transactions in 2H 2016 significantly improved our capital structure  $150 million U.S. Term Loan pre-payment made in October  Net debt to Adjusted EBITDA at 3.0x  M&A activity  Closed on six acquisitions in 2016  Ellis Paints and Century Industrial Coatings purchased in January 2017 enhance North America Industrial and Refinish portfolio 3

AXALTA COATING SYSTEMS 4 Key Goals & Priorities For 2017 Outgrow our End-markets Drive Superior Customer Service & Innovation Maintain Active Operating Cost Discipline Execute on Structural Savings with Productivity Programs • New product introductions, broader global market penetration, benefit from consolidation in key end-markets and regions • Begin rollout of global operating model, complexity reduction, active cyclical cost discipline, and footprint optimization • Complete our programs for $200 million total savings (run- rate by end of 2017) Disciplined Capital Allocation • Target bolt-on M&A deals for $100+ million in cumulative incremental sales Continue Free Cash Flow and Balance Sheet Focus • Focus on FCF and effective capital allocation while maintaining our balance sheet discipline Stated Objective Results Expected • Maintain focus on customer productivity; offer a broad and deep product selection as differentiator

AXALTA COATING SYSTEMS Q4 Consolidated Results Financial Performance Commentary Net Sales Variance $1,029 $1,004 FX Q4 2015 Q4 2016 Price Volume 5 Net sales growth drivers  Solid growth from North America Refinish, Asia Pacific region, and Light Vehicle in most regions; partially offset by Latin America downturn and Commercial Vehicle  Acquisitions contributed 3.1% to volume growth  Positive pricing contribution from Performance Coatings, notably from North America and Latin America Refinish  3.0% unfavorable currency impact shows moderating impact versus prior quarters +3.4% +2.2% (3.0%) +2.6% ($ in millions) 2016 2015 Incl. F/X Excl. F/X Performance 609 589 3.4% 7.7% Transportation 421 415 1.3% 2.7% Net Sales 1,029 1,004 2.6% 5.6% Net Income (Loss) (1) (37) 39 Adjusted EBITDA 227 213 6.4% (1) Represents Net Income (Loss) attributable to Axalta Q4 % Change

AXALTA COATING SYSTEMS Q4 Performance Coatings Results Financial Performance Commentary Net Sales Variance 6 Net sales led by Industrial, including acquisition contribution  Volume growth includes 4.3% from acquisitions  Pricing led by Refinish primarily in North America and Latin America  4.3% unfavorable currency impact, principally from Latin America and Europe Adjusted EBITDA margin up 50 bps  Adjusted EBITDA margin of 22.7% remains strong, benefiting from favorable price realization, some ongoing variable margin benefits $589 Price Q4 2016 Q4 2015 Volume $609 FX +2.5% +5.2% (4.3%) +3.4% ($ in millions) 2016 2015 Incl. F/X Excl. F/X Refinish 422 422 0.1% 4.9% Industrial 186 167 11.8% 14.8% Net Sales 609 589 3.4% 7.7% Adjusted EBITDA 139 131 5.8% % margin 22.7% 22.2% % ChangeQ4

AXALTA COATING SYSTEMS Q4 Transportation Coatings Results Financial Performance Commentary Net Sales Variance 7 Net sales driven by Light Vehicle  Solid volume growth in Light Vehicle led by Asia Pacific, North America, and Latin America; partly offset by Commercial Vehicle  Acquisitions contributed 1.5% to volume growth  1.4% unfavorable currency impact largely from emerging markets and Europe Adjusted EBITDA margin up 120 bps  Adjusted EBITDA margin of 20.9% benefited from moderate additional variable cost savings FX Price Q4 2015 $421 Volume Q4 2016 $415 +4.7% (2.0%) (1.4%) +1.3% ($ in millions) 2016 2015 Incl. F/X Excl. F/X Light Vehicle 343 327 5.0% 6.6% Commercial Vehicle 78 89 (12.2%) (11.5%) Net Sales 421 415 1.3% 2.7% Adjusted EBITDA 88 82 7.4% % margin 20.9% 19.7% Q4 % Change

AXALTA COATING SYSTEMS FY Consolidated Results Financial Performance Commentary Net Sales Variance 8 Solid net sales growth excluding currency  Strong net sales growth in Industrial driven by North America, EMEA, and Asia Pacific; Refinish benefited from improved pricing  Solid volume growth in Light Vehicle led by North America and Asia Pacific; offset by lower volumes in Commercial Vehicle  Acquisitions contributed 2.2% to volumes  4.6% unfavorable currency impact largely from emerging markets Adjusted EBITDA margin up 110 bps  Adjusted EBITDA margin benefited from pricing, variable cost savings, offset partly by operating investments to support growth 2016 2015 $4,074 $4,087 Price Volume FX +1.7% +2.6% (4.6%) (0.3%) ($ in millions) 2016 2015 Incl. F/X Excl. F/X Performance 2,403 2,385 0.8% 6.6% Transportation 1,670 1,702 (1.9%) 1.1% Net Sales 4,074 4,087 (0.3%) 4.3% Net Income (Loss) (1) 42 94 Adjusted EBITDA 907 867 4.6% (1) Represents Net Income (Loss) attributable to Axalta FY % Change

AXALTA COATING SYSTEMS Debt and Liquidity Summary Capitalization 9 Net Leverage (1) Assumes exchange rate of $1.04 USD/Euro (2) Total Net Debt = Total Debt minus Cash and Cash Equivalents (3) Indebtedness per balance sheet less cash & cash equivalents divided by FY 2016 Adjusted EBITDA 4.0x 3.7x 3.7x 3.4x 3.5x 3.3x 3.3x 3.0x Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2015 2016 ($ in millions) @ 12/31/2016 Maturity Cash and Cash Equivalents $535 Debt: Revolver ($400 million capacity) - 2021 First Lien Term Loan (USD) 1,517 2023 First Lien Term Loan (EUR) (1) 414 2023 Total Senior Secured Debt $1,931 Senior Unsecured Notes (USD) 489 2024 Senior Unsecured Notes (EUR) (1) 343 2024 Senior Unsecured Notes (EUR) (1) 461 2025 Other Borrowings 40 Total Debt $3,264 Total Net Debt (2) $2,729 FY 2016 Adjusted EBITDA $907 Total Net Leverage (3) 3.0x

AXALTA COATING SYSTEMS Full Year 2017 Guidance  Net sales growth includes incremental M&A contribution of 2-3% from completed transactions  Margin expansion driven by volume, price, and ongoing cost reduction initiatives  Headwinds to margins from moderate input cost inflation, modest sales mix changes, and foreign currency  Tax rate, as adjusted, benefits from full year effect of actions completed in 2016  Free cash flow expansion from Adjusted EBITDA growth and lower interest expense; slightly offset by employee separation payments ($ millions) 2016A 2017E Net Sales, ex FX +4.3% 4-6% Tax Rate, As Adjusted 24% 22-24% Free Cash Flow $423 $440-480 Cash flow from operations less capex Comments on Drivers Interest Expense $178 ~$150 Adjusted EBITDA $907 $930-980 Net Sales (0.3%) 1-3% Capex $136 ~$160 10 Diluted Shares (millions)(1) 244 246-249 D&A $322 $335 (1) Reflects adoption of ASU 2016-09, which contributed 1.7 million shares of dilution

Appendix

AXALTA COATING SYSTEMS Full Year 2017 Assumptions  Global GDP growth of approximately 2.8%  Global industrial production growth of approximately 2.4%  Global auto build growth of approximately 1.6%  Modest headwinds from higher oil prices given the extended supply chain in key raw materials and category- specific supply and demand dynamics Currency 2016 % Axalta Net Sales 2016 Average Rate 2017 Average Rate Assumption % Change in F/X Rate US$ per Euro ~28% 1.11 1.05 (5.1%) Chinese Yuan per US$ ~13% 6.65 6.80 (2.3%) Brazilian Real per US$ ~3% 3.49 3.80 (8.3%) Mexican Peso per US$ ~2% 18.68 20.00 (6.6%) US$ per British Pound ~2% 1.36 1.28 (5.6%) Venezuelan Bolivar per US$ ~1% 493.57 1,262.00 (60.9%) Russian Ruble per US$ ~1% 67.03 65.00 3.1% Currency Assumptions Macroeconomic Assumptions 12

AXALTA COATING SYSTEMS Capitalization Summary 13 Capitalization  Extended term loan maturities to 2023  Improved spreads and reduced interest rate floor on both loans  Allocated higher balance to EUR denominated term loan (1) Reflects gross principal outstanding (2) Assumes exchange rate of $1.04 USD/Euro @ 9/30/2016 @ 12/31/2016 ($ in millions) Interest Rate Maturity USD Interest Rate Maturity USD Revolver ($400mm Capacity) L + 225 8/1/2021 - L + 225 8/1/2021 - First Lien Term Loan - USD (1) L + 275 2/1/2020 1,925 L + 250 2/1/2023 1,545 First Lien Term Loan - EUR (1)(2) E + 300 2/1/2020 210 E + 225 2/1/2023 418 Total Senior Secured Debt $2,135 $1,963 Senior Unsecured Notes - USD (1) 4.875% 8/15/2024 500 4.875% 8/15/2024 500 Senior Unsecured Notes - EUR (1)(2) 4.250% 8/15/2024 376 4.250% 8/15/2024 350 Senior Unsecured Notes - EUR (1)(2) 3.750% 1/15/2025 505 3.750% 1/15/2025 470 Notes Payable and Other Borrowings 37 40 Deferred Financing & OID (70) (59) Total Debt $3,482 $3,264

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation Note: Numbers might not foot due to rounding. 14 ($ in millions) FY 2016 FY 2015 Q4 2016 Q4 2015 Net Income (Loss) $48 $98 (34) $39 Interest Expense 178 197 37 47 Provision for Income Taxes 40 63 16 15 Depreciation & Amortization 322 308 86 82 Reported EBITDA $588 $665 $106 $183 A Debt extinguishment and refinancing related costs 98 3 13 3 B Foreign exchange remeasurement losses 31 94 1 4 C Long-term employee benefit plan adjustments 2 - (1) - D Termination benefits and other employee related costs 62 36 37 17 E Consulting and advisory fees 10 24 2 7 F Transition-related costs - (3) - (3) G Offering and transactional costs 6 (2) 2 - H Stock-based compensation 41 30 10 8 I Other adjustments 5 (6) - (5) J Dividends in respect of noncontrolling interest (3) (5) - - K Asset impairment 68 31 58 - Total Adjustments $319 $202 $121 $30 Adjusted EBITDA $907 $867 $227 $213

AXALTA COATING SYSTEMS Adjusted EBITDA Reconciliation (cont’d) A. During the three months and years ended December 31, 2016 and 2015 we prepaid principal on our term loans, resulting in non-cash extinguishment losses of $3 million, $10 million, $3 million and $3 million, respectively. During the three months and year ended December 31, 2016, we amended our Credit Agreement and refinanced our indebtedness, resulting in additional losses of $10 million and $88 million, respectively. We do not consider these items to be indicative of our ongoing operating performance. B. Eliminates foreign exchange losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of the impacts of our foreign currency instruments used to hedge our balance sheet exposures. Exchange effects attributable to the remeasurement of our Venezuelan subsidiary represented gains of $1 million and losses of $24 million for the three months and year ended December 31, 2016, respectively, and gains of $1 million and losses of $52 million for three months and year ended December 31, 2015. C. Eliminates the non-cash, non-service cost (gain) components of long-term employee benefit costs. D. Represents expenses primarily related to employee termination benefits including our initiative to improve the overall cost structure within the European region as well as costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. E. Represents fees paid to consultants for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. F. Represents a change in estimate associated with the transition costs from DuPont to a standalone entity, including certain indemnities. We do not consider these items to be indicative of our ongoing operating performance. G. Represents costs associated with the secondary offerings of our common shares by Carlyle and acquisition-related expenses, including changes in the fair value of contingent consideration, all of which are not considered indicative of our ongoing operating performance. H. Represents non-cash costs associated with stock-based compensation, including $8 million of expense during the year ended December 31, 2015 attributable to the accelerated vesting of all issued and outstanding stock options issued under the 2013 Plan as a result of the Change in Control. I. Represents costs for certain non-operational or non-cash (gains) and losses, unrelated to our core business and which we do not consider indicative of ongoing operations, including equity investee dividends, indemnity losses (gains) associated with the Acquisition, losses (gains) on sale and disposal of property, plant and equipment, losses (gains) on the remaining foreign currency derivative instruments and non-cash fair value inventory adjustments associated with our business combinations. J. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not wholly owned, which are reflected to show cash operating performance of these entities on Axalta’s financial statements. K. As a result of currency devaluations in Venezuela, we recorded non-cash impairment charges relating to a real estate investment of $11 million and $31 million during the years ended December 31, 2016 and 2015, respectively. Additionally, during the year ended December 31, 2016, we recorded a $58 million non-cash impairment on long-lived assets associated with our Venezuela operations. We do not consider these impairments to be indicative of our ongoing operating performance. 15

Thank you Investor Relations Contact: Chris Mecray Christopher.Mecray@axaltacs.com 215-255-7970